U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 1, 2021

ODYSSEY GROUP INTERNATIONAL, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

2372 Morse Avenue

Irvine, CA 92614

(Address of Principal Executive Offices)

(619) 832-2900

(Issuer’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 7, 2021, Odyssey Group International, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “APA”) with Prevacus, Inc. (“Prevacus”). Pursuant to APA, the Company purchased the assets and all of the rights, interests and intellectual property in a certain drug program (PRV-002) for treating mild brain trauma (concussion) and delivery device (the “Asset”). The APA was attached to and incorporated herein as if set forth in Exhibit 10.5 of the Form 8-K Current Report filed on January 8, 2021. The information set forth in the Form 8-K Current Report filed on January 8, 2021 is hereby incorporated by reference into this Form 8-K Current Report. The transaction was subject to certain closing conditions by each Party including the satisfaction of certain debts by Prevacus and shareholder approval by Prevacus shareholders. Both parties have satisfied the conditions or have agreed to make certain post-closing covenants to satisfy those closing conditions. The transaction closed on March 1, 2021.

The form of APA is attached to the Form 8-K Current Report filed on January 8, 2021 and is hereby incorporated by reference into this Form 8-K Current Report.

The description of the APA contained therein is a summary and is qualified in its entirety by reference to the form of the APA in the Form 8-K Current Report filed on January 8, 2021.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure

Attached is a copy of a press release issued by the Company relating to the APA, a copy of which is attached as Exhibit 99.1 and is hereby incorporated.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

Number	Exhibit
10.1	Asset Purchase Agreement by and among Prevacus, Inc., Michael Lewandowski, Jacob Vanlandingham, Ph.D. and Odyssey Group International, Inc. dated January 8, 2021. Incorporated by reference to Form 8-K filed on January 8, 2021.
99.1	Press release dated March 2, 2021.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2021	Odyssey Group International, Inc.

By: /s/ J. Michael Redmond
Chief Executive Officer

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